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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21321

                       Pioneer Municipal High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2014 through April 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Municipal High
                        Income Trust

--------------------------------------------------------------------------------
                        Annual Report | April 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbol:   MHI

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          22

Financial Highlights                                                          25

Notes to Financial Statements                                                 27

Report of Independent Registered Public Accounting Firm                       35

Trustees, Officers and Service Providers                                      38

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 3

Portfolio Management Discussion | 4/30/15

Higher-yielding municipal debt outperformed investment-grade municipals during the 12-month period ended April 30, 2015. In the following interview, David Eurkus and Jonathan Chirunga discuss the factors that influenced the performance of Pioneer Municipal High Income Trust during the 12-month period. Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer, and Mr. Chirunga, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Trust.

Q    How did the Trust perform during the 12-month period ended April 30, 2015?

A Pioneer Municipal High Income Trust returned 7.76% at net asset value and 6.84% at market price during the 12-month period ended April 30, 2015. During the same 12-month period, the Trust's benchmarks, the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index, returned 7.01% and 4.80% at net asset value, respectively. The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Barclays Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Trust, the two Barclays indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 11 closed end funds in Lipper's High Yield Municipal Debt Closed End Funds category (which may or may not be leveraged) was 11.01%.

     The shares of the Trust were selling at a 10.8% premium to net asset value at the end of the period on April 30, 2015.

     On April 30, 2015, the standardized 30-day SEC yield of the Trust's shares was 3.68%*.

Q How would you describe the investment environment for municipal bonds during the 12-month period ended April 30, 2015?

A Led by higher-yielding, lower-quality securities, municipal bonds generated healthy returns during the period. Strong demand came from both traditional, tax-conscious investors and investors who normally would remain focused on the taxable bond market, as each group saw attractive relative value in the municipal market. New issuance did expand the supply

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 of investment-grade municipal securities during the period, but the rate of issuance of lower-rated municipals with higher yields failed to keep pace with demand, and those supply/demand dynamics helped build upward price momentum for higher-yielding municipals.

     The period began with a rally in the municipal market that continued almost unabated through the end of the Trust's fiscal year on April 30, 2015. The market had been undervalued during 2013 and early in 2014 due to general concerns among investors about the strength of the domestic economy, and specific worries about the credit-worthiness of municipal bonds, in particular, as highly publicized problems with the debt issued by the City of Detroit and the Commonwealth of Puerto Rico had created doubts about the credit quality of the overall municipal market. The doubts began to fade by early 2014, however, as key economic indicators showed that the domestic economy was in recovery, while evidence grew that the situations in Detroit and Puerto Rico did not reflect the otherwise healthy condition of the municipal bond market as a whole. Meanwhile, a continuing decline in the general level of interest rates and a flattening Treasury yield curve helped to accelerate price gains in the longer-term and intermediate-term bond markets, and the benefits of the bond rally extended to the municipal market. Combined, these factors helped the municipal market outperform the taxable parts of the bond market.

Q How did you manage the Trust's portfolio during the 12-month period ended April 30, 2015, and which of your investment decisions had the biggest effects on the Trust's performance?

A Throughout the 12-month period we continued to focus on investing the Trust's assets in four core sectors of the municipal market: hospital/health care; educational institutions; tobacco lawsuit settlement bonds; and transportation bonds. We also continued to emphasize bonds backed by specific projects (project revenue bonds), as we believed their revenue sources could be more easily scrutinized and predicted, in contrast to general obligation bonds, which are issued by state and local governments and whose revenue sources could be less predictable and reliable.

     During the period, hospital/health care, education and transportation bonds performed particularly well and provided the most support to the Trust's benchmark-relative performance.

     At the end of the period, on April 30, 2015, health care bonds represented the largest allocation in the Trust's total investment portfolio, at nearly 18%. Education bonds accounted for 9.0% of the Trust's total investment

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 5 portfolio and tobacco bonds represented nearly 9% as well, while transportation bonds represented slightly less than 7% of the Trust's total investment portfolio.

     Overall as of period end, project revenue bonds accounted for roughly 94% of the Trusts' total investment portfolio, and general obligation bonds accounted for roughly 6% of the Trust's total investment portfolio.

Q What were some of the individual investments that had noticeable effects on the Trust's performance during the 12-month period ended April 30, 2015, either positively or negatively?

A Individual investments that had positive effects on the Trust's relative performance during the period included holdings of tobacco revenue bonds from the District of Columbia, North Texas Highway bonds, and securities backed by the Admiral at the Lake Assisted Living Community in Chicago. An investment in bonds supported by revenues from a detention facility in Central Falls, Rhode Island, was a noteworthy detractor from the Trust's relative results during the period.

Q How did the level of leverage in the Trust change over the 12-month period ended April 30, 2015?

A At the end of the 12-month period on April 30, 2015, 25.0% of the Trust's total managed assets were financed by leverage obtained through the issuance of preferred shares, compared with 25.1% of the Trust's total managed assets financed by leverage at the beginning of the 12-month period on May 1, 2014. While the borrowed funds employed by the Trust during the period did not increase or decrease, the percentage decrease was due to an increase in the values of securities in which the Trust had invested.

Q What factors influenced the Trust's yield during the 12-month period ended April 30, 2015?

A During a period in which interest rates fell, the Trust did reduce its dividend as the income earned by the portfolio's holdings - particularly newer holdings - declined. The prolonged low interest-rate environment has reduced the yields of securities throughout the municipal bond market. As a result, the Trust's maturing and callable higher-yielding securities have had to be replaced with new securities offering lower yields, thus reducing the Trust's income. Shortly after the end of the period, the Trust's distribution for the month of May decreased by 17.6% (to $0.0700 per share from the $0.0850 per share distribution paid in April). The change better aligns the Trust's distribution rate with its current and projected level of

6 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 earnings and reserves. In addition, the Trust has drawn on accumulated net investment income in paying the Trust's dividend in recent periods, but these reserves will likely be depleted over time.

Q Did you use any derivatives in managing the Trust's portfolio during the 12-month period ended April 30, 2015? If so, did the use of derivatives affect the Trust's performance?

A    No, the Trust had no exposure to derivatives during the period.

Q    What is your investment outlook?

A We have a positive outlook for municipal bonds, particularly for higher-yielding municipal securities, which we believe still offer good relative value compared to bonds of comparable quality and maturity in the taxable market. We think it is reasonable to expect that demand for high-yielding municipals should be steady during a period of persistent, if slow, economic growth, while the supply of new issues remains limited.

     It certainly is possible that recently disclosed problems with public finances in the City of Chicago and the State of Illinois might cause some problems in the municipal market; however, we think that while the municipal market may feel some contagion effects, the Trust should be well insulated because of the portfolio's emphasis on project revenue bonds, the finances of which we have been able to study thoroughly. Moreover, the Trust, as of period end, had no exposure to general obligation bonds from Illinois.

     Overall, the high-yield municipal market continues to benefit from healthy demand and attractive prices, and we have a positive outlook for the market's prospects in the coming months.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 7

Please refer to the Schedule of Investments on pages 13-21 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise.

By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

8 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

The Trust is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time, which is likely to result in a decrease in the market value of the Trust's shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 9

Portfolio Summary | 4/30/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Revenue                                                             17.6%
Insured                                                                    14.2%
Other Revenue                                                              13.9%
Development Revenue                                                        13.2%
Facilities Revenue                                                         11.0%
Education Revenue                                                           9.0%
Tobacco Revenue                                                             8.7%
Transportation Revenue                                                      6.6%
Water Revenue                                                               2.4%
Airport Revenue                                                             2.1%
Pollution Control Revenue                                                   1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   Metropolitan Pier & Exposition Authority, McCormick Place, Series B, 6/15/22                4.58%
-------------------------------------------------------------------------------------------------------
 2.   State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22                              3.19
-------------------------------------------------------------------------------------------------------
 3.   Lehman Municipal Trust Receipts, RIB, 13.961%, 8/21/35                                      3.05
-------------------------------------------------------------------------------------------------------
 4.   North Texas Tollway Authority, Series F, 5.75%, 1/1/33                                      2.91
-------------------------------------------------------------------------------------------------------
 5.   Lehman Municipal Trust Receipts, RIB, 13.105%, 9/20/28 (144A)                               2.64
-------------------------------------------------------------------------------------------------------
 6.   Massachusetts Development Finance Agency, WGBH Foundation, Series A, 5.75%, 1/1/42          2.31
-------------------------------------------------------------------------------------------------------
 7.   New York State Dormitory Authority, Series C, 5.0%, 3/15/39                                 2.19
-------------------------------------------------------------------------------------------------------
 8.   New York State Dormitory Authority, RIB, 15.901%, 5/29/14 (144A)                            2.16
-------------------------------------------------------------------------------------------------------
 9.   District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.5%, 5/15/33        1.63
-------------------------------------------------------------------------------------------------------
10.   District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40       1.55
-------------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Prices and Distributions | 4/30/15

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     4/30/15                     4/30/14
--------------------------------------------------------------------------------
Market Value                          $14.75                      $14.90
--------------------------------------------------------------------------------
Premium                                10.8%                       11.8%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     4/30/15                    4/30/14
--------------------------------------------------------------------------------
Net Asset Value                       $13.31                     $13.33
--------------------------------------------------------------------------------


Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Short-Term           Long-Term
                            Dividends        Capital Gains       Capital Gains
--------------------------------------------------------------------------------
5/1/14 - 4/30/15              $1.08              $ --                $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareholders during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 11

Performance Update | 4/30/15

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust during the periods shown, compared to that of the Barclays Municipal Bond Index and Barclays High Yield Municipal Bond Index.


Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                                    Barclays
                                     Barclays       High Yield
                Net                  Municipal      Municipal
                Asset                Bond           Bond
                Value    Market      Index          Index
Period          (NAV)    Price       (NAV)          (NAV)
--------------------------------------------------------------------------------
10 Years        5.83%    7.85%       4.63%          5.14%
--------------------------------------------------------------------------------
5 Years         7.43     8.91        4.75           7.35
--------------------------------------------------------------------------------
1 Year          7.76     6.84        4.80           7.01
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                        Pioneer Municipal          Barclays Municipal    Barclays High Yield Municipal
                        High Income Trust          Bond Index            Bond Index
4/30/2005               $10,000.00                 $10,000               $10,000
4/30/2006               $ 9,814.58                 $10,216               $10,746
4/30/2007               $11,781.38                 $10,806               $11,814
4/30/2008               $11,512.54                 $11,108               $11,028
4/30/2009               $ 9,342.45                 $11,453               $ 9,074
4/30/2010               $13,891.31                 $12,467               $11,575
4/30/2011               $14,036.20                 $12,742               $11,962
4/30/2012               $17,678.80                 $14,190               $13,895
4/30/2013               $19,707.54                 $14,926               $15,676
4/30/2014               $19,923.82                 $15,000               $15,419
4/30/2015               $21,286.37                 $15,720               $16,501

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Barclays High Yield Municipal Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.

12 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Schedule of Investments | 4/30/15

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                    TAX EXEMPT OBLIGATIONS -- 127.3% of
                    Net Assets (a)
                    Alabama -- 1.5%
    4,500,000       Huntsville-Redstone Village Special Care Facilities
                    Financing Authority, Redstone Village Project,
                    5.5%, 1/1/43                                                    $    4,514,535
--------------------------------------------------------------------------------------------------
                    Arizona -- 0.0%+
       24,000       County of Pima, AZ, Industrial Development Authority,
                    Arizona Charter Schools Project, Series C, 6.75%, 7/1/31        $       24,046
--------------------------------------------------------------------------------------------------
                    California -- 11.9%
    3,000,000(b)    ABAG Finance Authority for Nonprofit Corp., The Jackson
                    Laboratory, 5.75%, 7/1/37                                       $    3,088,170
    1,450,000       California Enterprise Development Authority, Sunpower
                    Corp., 8.5%, 4/1/31                                                  1,673,401
    1,000,000       California Municipal Finance Authority, Santa Rosa
                    Academy Project, Series A, 5.75%, 7/1/30                             1,048,330
    5,000,000       California Pollution Control Financing Authority, 5.0%,
                    7/1/37 (144A)                                                        5,188,550
    1,740,000       California School Finance Authority, Classical Academies
                    Project, Series A, 7.375%, 10/1/43                                   2,050,712
    1,400,000       California Statewide Communities Development Authority,
                    Lancer Plaza Project, 5.625%, 11/1/33                                1,500,044
      568,006(c)    California Statewide Communities Development Authority,
                    Microgy Holdings Project, 9.0%, 12/1/38                                      6
   20,000,000(d)    Inland Empire Tobacco Securitization Authority,
                    Asset-Backed, Series C-1, 6/1/36                                     3,923,800
    7,885,000(e)    Lehman Municipal Trust Receipts, RIB, 13.105%,
                    9/20/28 (144A)                                                      10,187,105
    2,000,000(f)    Los Angeles Community College District, Series G,
                    4.0%, 8/1/39                                                         2,076,760
    1,000,000       River Islands Public Financing Authority, Community
                    Facilities, 5.5%, 9/1/45                                             1,029,490
    2,000,000       Tobacco Securitization Authority of Northern California,
                    Asset- Backed, Series A-1, 5.375%, 6/1/38                            1,678,000
    3,000,000       Tobacco Securitization Authority of Southern California,
                    Series A-1, 5.0%, 6/1/37                                             2,552,040
                                                                                    --------------
                                                                                    $   35,996,408
--------------------------------------------------------------------------------------------------
                    Colorado -- 1.5%
    1,500,000       Colorado Educational & Cultural Facilities Authority, Rocky
                    Mountain Classical Academy Project, 8.0%, 9/1/43                $    1,527,990
    2,000,000       Colorado Health Facilities Authority, Valley View Association
                    Project, 5.25%, 5/15/42                                              2,120,280
    1,000,000       Kremmling Memorial Hospital District, Certificate of
                    Participation, 7.125%, 12/1/45                                         825,900
                                                                                    --------------
                                                                                    $    4,474,170
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 13

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------
                    Connecticut -- 7.6%
   10,335,000(e)    Lehman Municipal Trust Receipts, RIB, 13.961%, 8/21/35 $            11,769,291
    5,000,000       Mohegan Tribe of Indians Gaming Authority, 6.25%, 1/1/31             4,999,800
    5,000,000(f)    State of Connecticut, Series E, 4.0%, 9/1/30                         5,270,850
    1,000,000       Town of Hamden, CT, Whitney Center Project, Series A,
                    7.75%, 1/1/43                                                        1,047,880
                                                                                    --------------
                                                                                    $   23,087,821
--------------------------------------------------------------------------------------------------
                    District of Columbia -- 4.1%
    5,000,000       District of Columbia Tobacco Settlement Financing Corp.,
                    Asset- Backed, 6.5%, 5/15/33                                    $    6,312,450
    6,000,000       District of Columbia Tobacco Settlement Financing Corp.,
                    Asset- Backed, 6.75%, 5/15/40                                        6,000,540
                                                                                    --------------
                                                                                    $   12,312,990
--------------------------------------------------------------------------------------------------
                    Florida -- 6.5%
    1,500,000       Alachua County Health Facilities Authority, Terraces Bonita
                    Springs Project, Series A, 8.125%, 11/15/41                     $    1,738,365
    1,500,000       Alachua County Health Facilities Authority, Terraces Bonita
                    Springs Project, Series A, 8.125%, 11/15/46                          1,734,570
      500,000       Capital Trust Agency, Inc., Million Air One LLC,
                    7.75%, 1/1/41                                                          478,375
    5,000,000       City of Tallahassee, FL, Tallahassee Memorial Healthcare
                    Project, 6.375%, 12/1/30                                             5,023,900
    2,260,000(c)    County of Liberty, FL, Twin Oaks Project, 8.25%, 7/1/28                502,421
    2,500,000       County of Miami-Dade, FL, Series B, 5.5%, 10/1/41                    2,854,350
    5,000,000       Florida's Turnpike Enterprise, Department of Transportation,
                    Series A, 4.0%, 7/1/34                                               5,198,450
    1,000,000(b)    Hillsborough County Industrial Development Authority,
                    Various Health Facilities, 8.0%, 8/15/32                             1,291,280
    2,250,000(e)    St. Johns County Industrial Development Authority,
                    Glenmoor Project, Series A, 1.344%, 1/1/49                             779,895
      832,581(c)    St. Johns County Industrial Development Authority,
                    Glenmoor Project, Series B, 2.5%, 1/1/49                                     8
                                                                                    --------------
                                                                                    $   19,601,614
--------------------------------------------------------------------------------------------------
                    Georgia -- 3.7%
    2,500,000       Clayton County Development Authority, Delta Air Lines,
                    Series A, 8.75%, 6/1/29                                         $    3,120,425
    3,445,000       Clayton County Development Authority, Delta Air Lines,
                    Series B, 9.0%, 6/1/35                                               3,470,183
    4,000,000       Private Colleges & Universities Authority, Emory University,
                    Series A, 5.0%, 10/1/43                                              4,505,600
                                                                                    --------------
                                                                                    $   11,096,208
--------------------------------------------------------------------------------------------------
                    Idaho -- 1.6%
    5,000,000       Power County Industrial Development Corp., FMC Corp.
                    Project, 6.45%, 8/1/32                                          $    5,009,850
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Municipal High Income Trust | Annual Report | 4/30/15


--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                    Illinois -- 14.3%
      240,000       Illinois Finance Authority, Clare Oaks Project, Series A-3,
                    7.0%, 11/15/17                                                  $      240,084
    2,087,000(e)    Illinois Finance Authority, Clare Oaks Project, Series B,
                    4.0%, 11/15/52                                                       1,335,012
    1,305,000(d)    Illinois Finance Authority, Clare Oaks Project, Series C-1,
                    11/15/52                                                                45,492
      261,000(d)    Illinois Finance Authority, Clare Oaks Project, Series C-2,
                    11/15/52                                                                71,530
      261,000(d)    Illinois Finance Authority, Clare Oaks Project, Series C-3,
                    11/15/52                                                                44,991
    2,000,000       Illinois Finance Authority, Greenfields of Geneva Project,
                    Series A, 8.125%, 2/15/40                                            2,127,460
    2,500,000       Illinois Finance Authority, Greenfields of Geneva Project,
                    Series A, 8.25%, 2/15/46                                             2,665,650
    2,000,000       Illinois Finance Authority, Northwestern Memorial Hospital,
                    Series A, 6.0%, 8/15/39                                              2,308,660
    2,500,000       Illinois Finance Authority, Roosevelt University Project,
                    6.5%, 4/1/39                                                         2,708,675
    3,865,000       Illinois Finance Authority, Swedish Covenant, Series A,
                    6.0%, 8/15/38                                                        4,312,915
    1,700,000       Illinois Finance Authority, The Admiral at the Lake Project,
                    Series A, 7.625%, 5/15/25                                            1,924,927
      600,000       Illinois Finance Authority, The Admiral at the Lake Project,
                    Series A, 7.75%, 5/15/30                                               679,560
    2,000,000       Illinois Finance Authority, The Admiral at the Lake Project,
                    Series A, 8.0%, 5/15/40                                              2,283,240
    3,200,000       Illinois Finance Authority, The Admiral at the Lake Project,
                    Series A, 8.0%, 5/15/46                                              3,644,416
      235,000       Illinois Finance Authority, The Admiral at the Lake Project,
                    Series D-1, 7.0%, 5/15/18                                              235,529
   16,880,000(d)    Metropolitan Pier & Exposition Authority, McCormick Place,
                    Series B,6/15/22                                                    17,673,697
    1,220,000       Southwestern Illinois Development Authority, Village of
                    Sauget Project, 5.625%, 11/1/26                                      1,041,807
                                                                                    --------------
                                                                                    $   43,343,645
--------------------------------------------------------------------------------------------------
                    Indiana -- 1.8%
      250,000       City of Carmel, IN, Barrington Carmel Project, Series A,
                    7.0%, 11/15/32                                                  $      278,595
      750,000       City of Carmel, IN, Barrington Carmel Project, Series A,
                    7.125%, 11/15/42                                                       832,193
      500,000       City of Carmel, IN, Barrington Carmel Project, Series A,
                    7.125%, 11/15/47                                                       553,165
    3,570,000       Vigo County Hospital Authority, Union Hospital, Inc.,
                    5.8%, 9/1/47 (144A)                                                  3,742,145
                                                                                    --------------
                                                                                    $    5,406,098
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 15

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                    Kentucky -- 1.9%
    5,000,000       Kentucky Economic Development Finance Authority,
                    Owensboro Medical Health System, Series A,
                    6.375%, 6/1/40                                                  $    5,715,350
--------------------------------------------------------------------------------------------------
                    Louisiana -- 3.1%
    2,260,000       Jefferson Parish Hospital Service District No. 2, East
                    Jefferson General Hospital, 6.375%, 7/1/41                      $    2,632,584
    1,500,000       Louisiana Local Government Environmental Facilities &
                    Community Development Authority, Westlake Chemical
                    Corp. Project, 6.75%, 11/1/32                                        1,663,065
    5,000,000       Louisiana Public Facilities Authority, Ochsner Clinic
                    Foundation Project, Series A, 5.5%, 5/15/47                          5,211,700
                                                                                    --------------
                                                                                    $    9,507,349
--------------------------------------------------------------------------------------------------
                    Maine -- 2.2%
    1,500,000       Maine Health & Higher Educational Facilities Authority,
                    Maine General Medical Center, 7.5%, 7/1/32                      $    1,818,180
    4,480,000       Maine Turnpike Authority, Series A, 5.0%, 7/1/42                     4,956,493
                                                                                    --------------
                                                                                    $    6,774,673
--------------------------------------------------------------------------------------------------
                    Maryland -- 0.5%
    1,500,000       Maryland Health & Higher Educational Facilities Authority,
                    City Neighbors, Series A, 6.75%, 7/1/44                         $    1,637,895
--------------------------------------------------------------------------------------------------
                    Massachusetts -- 4.8%
    7,100,000       Massachusetts Development Finance Agency, WGBH
                    Foundation, Series A, 5.75%, 1/1/42                             $    8,926,191
     595,000        Massachusetts Educational Financing Authority, Series I,
                    6.0%, 1/1/28                                                           632,776
    5,000,000       Massachusetts Health & Educational Facilities Authority,
                    Jordan Hospital, Series E, 6.75%, 10/1/33                            5,019,150
    4,500,000(c)    Massachusetts Health & Educational Facilities Authority,
                    Quincy Medical Center, Series A, 6.5%, 1/15/38                          11,475
                                                                                    --------------
                                                                                    $   14,589,592
--------------------------------------------------------------------------------------------------
                    Michigan -- 3.4%
     895,000        Doctor Charles Drew Academy, Certificate of Participation,
                    5.7%, 11/1/36                                                   $      178,946
    2,000,000       Kent Hospital Finance Authority, Metropolitan Hospital
                    Project, Series A, 6.25%, 7/1/40                                     2,008,820
    2,640,000       Michigan State University, Series A, 5.0%, 8/15/41                   2,969,235
    6,100,000       Michigan Tobacco Settlement Finance Authority, Series A,
                    6.0%, 6/1/48                                                         5,130,954
                                                                                    --------------
                                                                                    $   10,287,955
--------------------------------------------------------------------------------------------------
                    Minnesota -- 0.8%
    2,000,000       Bloomington Port Authority, Radisson Blu Mall of America,
                    9.0%, 12/1/35                                                   $    2,316,880
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                    Montana -- 0.1%
    1,600,000(c)    Two Rivers Authority, Inc., 7.375%, 11/1/27                     $      199,696
--------------------------------------------------------------------------------------------------
                    New Jersey -- 2.0%
    3,000,000       New Jersey Economic Development Authority, Continental
                    Airlines, 5.25%, 9/15/29                                        $    3,286,770
    2,500,000       New Jersey Economic Development Authority, Continental
                    Airlines, 5.75%, 9/15/27                                             2,725,725
                                                                                    --------------
                                                                                    $    6,012,495
--------------------------------------------------------------------------------------------------
                    New Mexico -- 1.3%
    1,500,000       County of Otero, NM, Otero County Jail Project,
                    6.0%, 4/1/23                                                    $    1,371,105
    2,960,000       County of Otero, NM, Otero County Jail Project,
                    6.0%, 4/1/28                                                         2,577,420
                                                                                    --------------
                                                                                    $    3,948,525
--------------------------------------------------------------------------------------------------
                    New York -- 9.6%
    2,000,000       Chautauqua County Capital Resource Corp., Women's
                    Christian Association Project, Series A, 8.0%, 11/15/30         $    2,086,080
    2,000,000       Hempstead Local Development Corp., Molloy College
                    Project, 5.75%, 7/1/39                                               2,239,380
    2,000,000       New York City Industrial Development Agency, British
                    Airways Plc Project, 5.25%, 12/1/32                                  2,004,260
    2,000,000       New York City Industrial Development Agency, British
                    Airways Plc Project, 7.625%, 12/1/32                                 2,012,400
    1,000,000       New York State Dormitory Authority, Orange Medical
                    Center, 6.125%, 12/1/29                                              1,107,980
    7,040,000(e)    New York State Dormitory Authority, RIB, 15.901%,
                    5/29/14 (144A)                                                       8,345,638
    7,500,000       New York State Dormitory Authority, Series C, 5.0%,
                    3/15/39                                                              8,455,275
    2,577,540       Westchester County Healthcare Corp., Series A, 5.0%,
                    11/1/44                                                              2,852,744
                                                                                    --------------
                                                                                    $   29,103,757
--------------------------------------------------------------------------------------------------
                    North Dakota -- 1.0%
    2,525,000(b)    County of Burleigh, ND, St. Alexius Medical Center,
                    5.0%, 7/1/38                                                    $    3,063,355
--------------------------------------------------------------------------------------------------
                    Ohio -- 3.3%
    2,500,000       Buckeye Tobacco Settlement Financing Authority,
                    Asset-Backed, Series A-2, 5.875%, 6/1/47                        $    2,056,225
    1,700,000       Buckeye Tobacco Settlement Financing Authority,
                    Asset-Backed, Series A-2, 6.0%, 6/1/42                               1,418,038
    5,000,000       Buckeye Tobacco Settlement Financing Authority,
                    Asset-Backed, Series A-2, 6.5%, 6/1/47                               4,433,950
    2,000,000(e)    Ohio Air Quality Development Authority, FirstEnergy
                    Generation Corp. Project, 3.1%, 3/1/23                               2,048,020
                                                                                    --------------
                                                                                    $    9,956,233
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 17

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                    Oregon -- 1.9%
    5,190,000       Oregon Health & Science University, Series E,
                    5.0%, 7/1/32                                                    $    5,851,362
--------------------------------------------------------------------------------------------------
                    Pennsylvania -- 6.0%
    1,550,000       Allegheny County Hospital Development Authority, South
                    Hills Health, Series A, 5.125%, 5/1/25                          $    1,560,649
    1,280,000(c)    Langhorne Manor Borough Higher Education Authority,
                    Lower Bucks Hospital, 7.35%, 7/1/22                                    371,174
    5,000,000       Pennsylvania Economic Development Financing Authority,
                    USG Corp. Project, 6.0%, 6/1/31                                      5,000,000
    2,000,000       Philadelphia Authority for Industrial Development, Nueva
                    Esperanze, Inc., 8.2%, 12/1/43                                       2,227,020
    1,000,000       Philadelphia Authority for Industrial Development,
                    Performing Arts Charter School Project, 6.5%,
                    6/15/33 (144A)                                                       1,020,370
    2,000,000       Philadelphia Authority for Industrial Development,
                    Performing Arts Charter School Project, 6.75%,
                    6/15/43 (144A)                                                       2,045,720
    5,900,000       Philadelphia Hospitals & Higher Education Facilities
                    Authority, Temple University Health System, Series A,
                    5.0%, 7/1/34                                                         5,934,397
                                                                                    --------------
                                                                                    $   18,159,330
--------------------------------------------------------------------------------------------------
                    Puerto Rico -- 1.1%
    4,255,000(f)    Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35             $    3,324,091
--------------------------------------------------------------------------------------------------
                    Rhode Island -- 1.0%
    5,900,000(c)    Central Falls Detention Facility Corp., 7.25%, 7/15/35          $    1,469,041
    1,500,000       Rhode Island Health & Educational Building Corp.,
                    Tockwatten Home Issue, 8.375%, 1/1/46                                1,724,745
                                                                                    --------------
                                                                                    $    3,193,786
--------------------------------------------------------------------------------------------------
                    Tennessee -- 1.6%
    4,600,000       Sullivan County Health, Educational & Housing Facilities
                    Board, Wellmont Health System Project, Series C,
                    5.25%, 9/1/36                                                   $    4,771,856
--------------------------------------------------------------------------------------------------
                    Texas -- 14.5%
    1,000,000       Arlington Higher Education Finance Corp., Universal
                    Academy, Series A, 7.0%, 3/1/34                                 $    1,070,530
    2,500,000       Central Texas Regional Mobility Authority, Sub Lien,
                    6.75%, 1/1/41                                                        3,038,375
    5,000,000(f)    Goose Creek Consolidated Independent School District,
                    Series C, 4.0%, 2/15/26                                              5,560,900
      725,078(c)    Gulf Coast Industrial Development Authority, Microgy
                    Holdings Project, 7.0%, 12/1/36                                              7
    5,340,000       Lubbock Health Facilities Development Corp., Carillon
                    Project, Series A, 6.625%, 7/1/36                                    5,490,535
    3,785,000       North Texas Tollway Authority, Series A, 5.0%, 1/1/35                4,175,271
   10,000,000(b)    North Texas Tollway Authority, Series F, 5.75%, 1/1/33              11,242,300

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                    Texas -- (continued)
    1,500,000       Red River Health Facilities Development Corp., MRC
                    Crestview, Series A, 8.0%, 11/15/41                             $    1,766,715
    4,000,000       Sanger Industrial Development Corp., Texas Pellets
                    Project, Series B, 8.0%, 7/1/38                                      4,507,240
    1,000,000       Tarrant County Cultural Education Facilities Finance
                    Corp., Mirador Project, Series A, 8.125%, 11/15/39                     963,530
    1,000,000       Tarrant County Cultural Education Facilities Finance
                    Corp., Mirador Project, Series A, 8.25%, 11/15/44                      969,890
    2,000,000       Tarrant County Cultural Education Facilities Finance
                    Corp., MRC Crestview Project, 8.0%, 11/15/34                         2,326,080
    2,500,000       Travis County Health Facilities Development Corp.,
                    Longhorn Village Project, 7.125%, 1/1/46                             2,713,675
                                                                                    --------------
                                                                                    $   43,825,048
--------------------------------------------------------------------------------------------------
                    Virginia -- 1.4%
    4,000,000       Upper Occoquan Sewage, 4.0%, 7/1/41                             $    4,183,680
--------------------------------------------------------------------------------------------------
                    Washington -- 7.6%
   14,315,000(d)(f) State of Washington, Motor Vehicle Sales Tax,
                    Series C, 6/1/22                                                $   12,299,305
    3,795,000       Washington State Health Care Facilities Authority,
                    Fred Hutchinson Cancer Research Center, Series A,
                    6.0%, 1/1/33                                                         4,322,505
    1,150,000       Washington State Housing Finance Commission,
                    Mirabella Project, Series A, 6.75%, 10/1/47                          1,251,913
    5,000,000       Washington State Housing Finance Commission, Skyline
                    at First Hill Project, Series A, 5.625%, 1/1/27                      5,030,000
                                                                                    --------------
                                                                                    $   22,903,723
--------------------------------------------------------------------------------------------------
                    West Virginia -- 0.8%
    2,000,000       City of Philippi, WV, Alderson-Broaddus College, Inc.,
                    Series A, 7.75%, 10/1/44                                        $    1,724,700
      735,000       West Virginia Hospital Finance Authority, Highland
                    Hospital Group, 9.125%, 10/1/41                                        819,834
                                                                                    --------------
                                                                                    $    2,544,534
--------------------------------------------------------------------------------------------------
                    Wisconsin -- 2.9%
      750,000       Public Finance Authority, Roseman University Health
                    Sciences Project, 5.875%, 4/1/45                                $      739,560
    5,000,000       Public Finance Authority, Glenridge Palmer Ranch,
                    Series A, 8.25%, 6/1/46                                              5,870,900
    1,500,000       Public Finance Authority, SearStone CCRC Project,
                    Series A, 8.625%, 6/1/47                                             1,803,135
      260,000       Public Finance Authority, SearStone CCRC Project,
                    Series B, 8.375%, 6/1/20                                               260,866
                                                                                    --------------
                                                                                    $    8,674,461
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 19

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                    TOTAL TAX EXEMPT OBLIGATIONS
                    (Cost $360,088,690)                                             $  385,413,011
--------------------------------------------------------------------------------------------------
                    MUNICIPAL COLLATERALIZED DEBT
                    OBLIGATION -- 0.2% of Net Assets
   10,000,000(e)    Non-Profit Preferred Funding Trust I, Series E, 0.0%,
                    9/15/37 (144A)                                                  $      688,400
--------------------------------------------------------------------------------------------------
                    TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                    (Cost $10,000,000)                                              $      688,400
--------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN SECURITIES -- 127.5%
                    (Cost -- $370,088,690) (g)                                      $  386,101,411
--------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 5.8%                            $   17,617,222
--------------------------------------------------------------------------------------------------
                    PREFERRED SHARES AT REDEMPTION VALUE,
                    INCLUDING DIVIDENDS PAYABLE -- (33.3)%                          $ (101,000,769)
--------------------------------------------------------------------------------------------------
                    NET ASSETS APPLICABLE TO
                    COMMON SHAREOWNERS -- 100.0%                                    $  302,717,864
==================================================================================================

+      Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933.Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2015, the value of these securities amounted to $31,217,928, or 10.3% of total net assets applicable to common shareowners.

RIB Residual Interest Bond. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at April 30, 2015.

(a)    Consists of Revenue Bonds unless otherwise indicated.

(b) Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(c)    Security is in default and is non income producing.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) The interest rate is subject to change periodically. The interest rate shown is the rate at April 30, 2015.

(f)    Represents a General Obligation Bond.

(g) At April 30, 2015, the net unrealized appreciation on investments based on cost for federal tax purposes of $364,601,150 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                 $   46,756,029
       Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value                              (25,255,768)
                                                                                    --------------
       Net unrealized appreciation                                                  $   21,500,261
                                                                                    ==============

For financial reporting purposes net unrealized appreciation on investments was $16,012,721 and cost of investments aggregated $370,088,690.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2015 aggregated $54,212,127 and $55,594,888, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Trust's investments.

--------------------------------------------------------------------------------------------------
                                        Level 1        Level 2          Level 3     Total
--------------------------------------------------------------------------------------------------
Tax Exempt Obligations                  $ --           $ 385,413,011    $ --        $  385,413,011
Municipal Collateralized
   Debt Obligation                        --                 688,400      --               688,400
--------------------------------------------------------------------------------------------------
Total Investments in Securities         $ --           $ 386,101,411    $ --        $  386,101,411
==================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------
                                      Change in
              Balance     Realized    unrealized                                    Accrued     Transfers   Transfers  Balance
              as of       gain        appreciation                                  discounts/  in to       out of     as of
              4/30/14     (loss)(1)   (depreciation)(2)   Purchases   Sales         premiums    Level 3*    Level 3*   4/30/15
------------------------------------------------------------------------------------------------------------------------------
Tax exempt
  obligations $2,955,000  $  339,303  $ (156,198)         $--         $ (3,139,500) $ 1,395     $--          $--       $--
------------------------------------------------------------------------------------------------------------------------------
Total         $2,955,000  $  339,303  $ (156,198)         $--         $ (3,139,500) $ 1,395     $--          $--       $--
==============================================================================================================================

* Transfers are calculated on the beginning of period value. During the year ended April 30, 2015, there were no transfers between Levels 1, 2, and 3.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 21

Statement of Assets and Liabilities | 4/30/15

ASSETS:
  Investments in securities, at value (cost $370,088,690)                    $386,101,411
  Cash                                                                         10,689,253
  Receivables --
     Investment securities sold                                                    30,000
     Interest receivable                                                        7,173,702
  Reinvestment of distributions                                                    98,805
-----------------------------------------------------------------------------------------
        Total assets                                                         $404,093,171
=========================================================================================

LIABILITIES:
   Payables --
      Trustees' fees payable                                                        1,264
Due to affiliates                                                                 200,353
Administration fee payable                                                         83,826
Accrued expenses                                                                   89,095
-----------------------------------------------------------------------------------------
         Total liabilities                                                   $    374,538
=========================================================================================
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 4,040 shares, including
     dividends payable of $769                                                101,000,769
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                            $314,119,662
  Undistributed net investment income                                           3,680,438
  Accumulated net realized loss on investments                                (31,094,957)
  Net unrealized appreciation on investments                                   16,012,721
-----------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                          $302,717,864
=========================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $302,717,864 / 22,738,580 common shares                        $      13.31
=========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Statement of Operations

For the Year Ended 4/30/15

INVESTMENT INCOME:
   Interest                                                                 $ 23,678,529
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $2,438,082
  Administrative reimbursements                                   204,350
  Transfer agent fees and expenses                                 14,385
  Shareholder communication expenses                               21,006
  Auction agent fees                                              252,789
  Custodian fees                                                    5,381
  Professional fees                                                80,666
  Printing expenses                                                12,360
  Trustees' fees                                                   12,709
  Pricing fees                                                     20,200
  Miscellaneous                                                    78,846
----------------------------------------------------------------------------------------
     Total expenses                                                         $  3,140,774
----------------------------------------------------------------------------------------
         Net investment income                                              $ 20,537,755
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain investments                                $ 331,110
  Change in net unrealized appreciation on investments          3,313,660
----------------------------------------------------------------------------------------
     Net gain on investments                                                $  3,644,770
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                      $   (128,802)
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                     $ 24,053,723
========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 23

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------
                                                        Year Ended      Year Ended
                                                        4/30/15         4/30/14
-------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                   $  20,537,755   $  23,700,478
Net realized gain on investments                              331,110          22,648
Change in net unrealized appreciation (depreciation)
   on investments                                           3,313,660     (29,259,653)
Distributions to preferred shareowners from net
   investment income                                         (128,802)       (146,534)
-------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting
          from operations                               $  24,053,723   $  (5,683,061)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed
   net investment income ($1.08 and $1.14 per
   share, respectively)                                 $ (24,502,438)  $ (25,766,179)
-------------------------------------------------------------------------------------
      Total distributions to common shareowners         $ (24,502,438)  $ (25,766,179)
-------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                           $   1,294,762   $   1,128,491
-------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions         $   1,294,762   $   1,128,491
-------------------------------------------------------------------------------------
      Net increase (decrease) in net assets applicable to
         common shareowners                             $     846,047   $ (30,320,749)
-------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                         301,871,817     332,192,566
-------------------------------------------------------------------------------------
End of year                                             $ 302,717,864   $ 301,871,817
-------------------------------------------------------------------------------------
Undistributed net investment income                     $   3,680,438   $   6,648,401
=====================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                               Year        Year        Year       Year        Year
                                                               Ended       Ended       Ended      Ended       Ended
                                                               4/30/15     4/30/14     4/30/13    4/30/12     4/30/11
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year                             $  13.33    $  14.72    $  14.12   $  13.00    $  13.86
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                       $   0.91    $   1.05    $   1.14   $   1.03    $   1.12
   Net realized and unrealized gain (loss) on investments          0.16       (1.29)       0.61       1.30       (0.89)
-----------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                       $  (0.01)   $  (0.01)   $  (0.01)  $  (0.01)   $  (0.02)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   1.06    $  (0.25)   $   1.74   $   2.32    $   0.21
-----------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
Net investment income and previously undistributed net
      investment income                                        $  (1.08)*  $  (1.14)*  $  (1.14)  $  (1.20)*  $  (1.07)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.02)   $  (1.39)   $   0.60   $   1.12    $  (0.86)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year (b)                               $  13.31    $  13.33    $  14.72   $  14.12    $  13.00
-----------------------------------------------------------------------------------------------------------------------
Market value, end of year (b)                                  $  14.75    $  14.90    $  16.02   $  15.49    $  13.40
=======================================================================================================================
Total return at market value (c)                                   6.84%       1.10%      11.48%     25.95%       1.04%
Ratios to average net assets of common shareowners:
   Total expenses (d)                                              1.03%       1.04%       1.03%      1.08%       1.12%
   Net investment income before preferred share distributions      6.73%       7.89%       7.84%      7.50%       8.26%
   Preferred share distributions                                   0.04%       0.05%       0.08%      0.08%       0.14%
   Net investment income available to common shareowners           6.69%       7.84%       7.76%      7.42%       8.12%
Portfolio turnover                                                   14%         19%         10%        11%         10%
Net assets of common shareowners, end of year (in thousands)   $302,718    $301,872    $332,193   $317,631    $291,053

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 25

----------------------------------------------------------------------------------------------------------------------
                                                                     Year      Year      Year      Year      Year
                                                                     Ended     Ended     Ended     Ended     Ended
                                                                     4/30/15   4/30/14   4/30/13   4/30/12   4/30/11
----------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                          $101,001  $101,000  $101,000  $101,000  $101,000
Asset coverage per preferred share, end of year                      $ 99,930  $ 99,721  $107,211  $103,623  $ 97,044
Average market value per preferred share (e)                         $ 25,000  $ 25,000  $ 25,000  $ 25,000  $ 25,000
Liquidation value, including dividends payable, per preferred share  $ 25,000  $ 25,001  $ 25,001  $ 25,001  $ 25,001
======================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Notes to Financial Statements | 4/30/15

1.   Organization and Significant Accounting Policies

Pioneer Municipal High Income Trust (the Trust) was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 27 responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At April 30, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence.

     Interest income, including interest or income bearing cash accounts, is recorded on an accrual basis.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield basis with a corresponding increase or decrease in the cost basis of the security.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2015, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

28 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

     At April 30, 2015, the Trust reclassified $4,138,756 to decrease paid-in capital, $1,125,522 to increase undistributed net investment income and $3,013,234 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

     At April 30, 2015, the Trust was permitted to carry forward $663,446 of short term and $20,561,281 of long term capital losses without limitation. Additionally, at April 30, 2015, the Trust had a net capital loss carryforward of $13,566,293 of which the following amounts will expire between 2017 an 2018 if not utilized: $4,586,154 in 2017 and $8,980,139 in
     2018. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     The Trust has elected to defer $1,438,641 of long-term capital losses recognized between November 1, 2014 and April 30, 2015 to its fiscal year ending April 30, 2016.

     The tax character of distributions paid to shareowners during the years ended April 30, 2015 and April 30, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                      2015                  2014
     ---------------------------------------------------------------------------
     Distribution paid from:
     Tax exempt income                         $23,767,247           $25,370,988
     Ordinary income                               863,993               541,725
     ---------------------------------------------------------------------------
      Total taxable distribution               $24,631,240           $25,912,713
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $    530,667
     Capital loss carryforward                                       (34,791,020)
     Late year loss deferrals                                           (285,295)
     Dividends payable                                                      (769)
     Undistributed tax-exempt income                                   1,644,358
     Unrealized appreciation                                          21,500,261
     ---------------------------------------------------------------------------
      Total                                                         $(11,401,798)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax difference in accrual of income on securities in default, and other book and tax temporary differences.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 29

D.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on

30 Pioneer Municipal High Income Trust | Annual Report | 4/30/15 dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

E.   Risks

     At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks.

     The Trust may invest in both investment grade and below investment grade (high-yield) municipal securities with a broad range of maturities and credit ratings. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade securities involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

2.   Management Agreement

PIM, the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2015, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.80% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2015, $284,179 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to Affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 31

3.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4.   Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended April 30, 2015, the Trust expenses were not reduced under such arrangement.

5.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended April 30, 2015 and the year ended April 30, 2014 were as follows:

--------------------------------------------------------------------------------
                                                        4/30/15         4/30/14
--------------------------------------------------------------------------------
Shares outstanding at beginning of year               22,646,773      22,564,036
Reinvestment of distributions                             91,807          82,737
--------------------------------------------------------------------------------
Shares outstanding at end of year                     22,738,580      22,646,773
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of April 30, 2015, there were 4,040 APS as follows: Series A -- 2,000 and Series B -- 2,040.

Dividends on Series A and Series B are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more APS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. Preferred shareowners are not able to sell their APS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the APS have failed. The maximum rate for each series is 125% of the 7 day commercial paper rate or adjusted Kenny rate. Dividend rates on APS ranged from 0.088% to 0.261% during the year ended April 30, 2015.

32 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the APS.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

6.   Subsequent Event

A monthly dividend was declared on May 5, 2015 from undistributed and accumulated net investment income of $0.0700 per common share payable May 29, 2015, to common shareowners of record on May 19, 2015.

Subsequent to April 30, 2015, dividends declared and paid on preferred shares totaled $24,365 in aggregate for the two outstanding preferred share series through June 10, 2015.

7.   Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm effective upon completion of the audit of the Trust's financial statements for the fiscal year ended April 30, 2014.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 33

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ending April 30, 2014 and April 30, 2013, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

34 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Municipal High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Municipal High Income Trust (the "Trust") as of April 30, 2015, and the related statement of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Fund for the year ended April 30, 2014, and the financial highlights for the years ended April 30, 2014, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated June 25, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal High Income Trust as of April 30, 2015, the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 24, 2015

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 35

ADDITIONAL INFORMATION (unaudited)

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

36 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

IMPORTANT TAX INFORMATION (unaudited)

The following summarizes the taxable per share distributions paid by Pioneer Municipal High Income Trust during the taxable year ended April 30, 2015:


--------------------------------------------------------------------------------
                                              Payable Date       Ordinary Income
--------------------------------------------------------------------------------
Common Shareowners                                12/18/14              0.037882
Preferred Shareowners
  Series A                                        12/31/14              0.870000
                                                    1/7/15              0.160000

  Series B                                        12/26/14              0.740000
                                                    1/2/15              0.040000

All the other net investment income distributions paid by the Trust qualify as tax-exempt interest dividends for federal income tax purposes.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 37

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

38 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held with the Trust Length of Service             Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Class III Trustee since 2006. Private investor (2004-2008 and         Director, Broadridge Financial
Chairman of the Board        Term expires in 2015.         2013-present); Chairman (2008 - 2013)   Solutions, Inc. (investor
and Trustee                                                and Chief Executive Officer (2008 -     communications and securities
                                                           2012), Quadriserv, Inc. (technology     processing provider for 3nancial
                                                           products for securities lending         services industry) (2009 -
                                                           industry); and Senior Executive Vice    present); Director, Quadriserv,
                                                           President, The Bank of New York         Inc. (2005 - 2013); and
                                                           (3nancial and securities services)      Commissioner, New Jersey State
                                                           (1986 - 2004)                           Civil Service Commission (2011 -
                                                                                                   present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)           Class I Trustee since 2005.   Managing Partner, Federal City Capital  Director of New York Mortgage
Trustee                      Term expires in 2016.         Advisors (corporate advisory services   Trust (publicly traded mortgage
                                                           company) (1997 - 2004 and 2008 -        REIT) (2004 - 2009, 2012 -
                                                           present); Interim Chief Executive       present); Director of The Swiss
                                                           Officer, Oxford Analytica, Inc.         Helvetia Fund, Inc. (closed-end
                                                           (privately-held research and consulting fund) (2010 - present); Director
                                                           company) (2010); Executive Vice         of Oxford Analytica, Inc. (2008 -
                                                           President and Chief Financial Officer,  present); and Director of
                                                           I-trax, Inc. (publicly traded health    Enterprise Community Investment,
                                                           care services company) (2004 - 2007);   Inc. (privately-held affordable
                                                           Executive Vice President and Chief      housing 3nance company) (1985 -
                                                           Financial Officer, Pedestal Inc.        2010)
                                                           (internet-based mortgage trading
                                                           company) (2000 - 2002); Private
                                                           Consultant (1995 - 1997); Managing
                                                           Director, Lehman Brothers (1992 -1995);
                                                           and Executive, The World Bank (1979 -
                                                           1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Class II Trustee since 2008.  William Joseph Maier Professor of       Trustee, Mellon Institutional
Trustee                      Term expires in 2017.         Political Economy, Harvard University   Funds Investment Trust and Mellon
                                                           (1972 - present)                        Institutional Funds Master
                                                                                                   Portfolio (oversaw 17 port-
                                                                                                   folios in fund complex) (1989-
                                                                                                   2008)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 39

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Trust Length of Service             Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Class II Trustee since 2002.  Founding Director, Vice President and      None
Trustee                      Term expires in 2017.         Corporate Secretary, The Winthrop Group,
                                                           Inc. (consulting firm) (1982 - present);
                                                           Desautels Faculty of Management, McGill
                                                           University (1999 - present); and Manager
                                                           of Research Operations and Organizational
                                                           Learning, Xerox PARC, Xerox's advance
                                                           research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Class III Trustee since 2002. President and Chief Executive Officer,     Director of New America High
Trustee                      Term expires in 2015.         Newbury, Piret & Company, Inc.             Income Fund, Inc. (closed-end
                                                           (investment banking firm) (1981 - present) investment company) (2004 -
                                                                                                      present); and member, Board of
                                                                                                      Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)       Class III Trustee since 2014. Consultant (investment company services)   None
Trustee                      Term expires in 2015.         (2012 - present); Executive Vice
                                                           President, BNY Mellon (financial and
                                                           investment company services) (1969 -
                                                           2012); Director, BNY International
                                                           Financing Corp. (financial services) (2002
                                                           - 2012); and Director, Mellon Overseas
                                                           Investment Corp. (financial services)
                                                           (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

40 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Interested Trustees

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held with the Trust    Length of Service              Principal Occupation                        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)*             Class I Trustee since 2014.    Chair, Director, CEO and President of       None
Trustee, President and          Term expires in 2016.          Pioneer Investment Management-USA (since
Chief Executive Officer                                        September 2014); Chair, Director, CEO and
                                                               President of Pioneer Investment
                                                               Management, Inc. (since September 2014);
                                                               Chair, Director, CEO and President of
                                                               Pioneer Funds Distributor, Inc. (since
                                                               September 2014); Chair, Director, CEO and
                                                               President of Pioneer Institutional Asset
                                                               Management, Inc. (since September 2014);
                                                               and Chair, Director and CEO of Pioneer
                                                               Investment Management Shareholder
                                                               Services, Inc. (since September 2014);
                                                               Managing Director, Morgan Stanley
                                                               Investment Management (2010 - 2013); and
                                                               Director of Institutional Business, CEO of
                                                               International, Eaton Vance Management
                                                               (2005 - 2010)
-------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*         Class II Trustee since 2014.   Director and Executive Vice President       None
Trustee                         Term expires in 2017.          (since 2008) and Chief Investment Officer,
                                                               U.S. (since 2010), of PIM-USA; Executive
                                                               Vice President of Pioneer (since 2008);
                                                               Executive Vice President of Pioneer
                                                               Institutional Asset Management, Inc.
                                                               (since 2009); and Portfolio Manager of
                                                               Pioneer (since 1999)
-------------------------------------------------------------------------------------------------------------------------------

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 41

Advisory Trustee

----------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                       Other Directorships
Position Held with the Trust   Length of Service         Principal Occupation                           Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**     Advisory Trustee since    Chief Investment Officer, 1199 SEIU Funds      None
                               2014.                     (health care workers union pension Funds)
                                                         (2001 - present); Vice President -
                                                         International Investments Group, American
                                                         International Group, Inc. (insurance company)
                                                         (1993 - 2001); Vice President, Corporate
                                                         Finance and Treasury Group, Citibank, N.A.
                                                         (1980 - 1986 and 1990 - 1993); Vice President
                                                         - Asset/Liability Management Group, Federal
                                                         Farm Funding Corp. (government-sponsored
                                                         Issuer of debt securities) (1988 - 1990);
                                                         Mortgage Strategies Group, Shearson Lehman
                                                         Hutton, Inc. (investment bank) (1987 - 1988);
                                                         and Mortgage Securities Group, Drexel Burnham
                                                         Lambert, Ltd. (investment bank) (1986 - 1987)
----------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak in a non-voting Advisory Trustee.

42 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                     Term of Office and                                                             Other Directorships
Position Held with the Trust      Length of Service             Principal Occupation                             Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)        Since 2003. Serves at the     Vice President and Associate General Counsel of  None
Secretary and Chief Legal         discretion of the Board.      Pioneer since January 2008; Secretary and Chief
Officer                                                         Legal Officer of all of the Pioneer Funds since
                                                                June 2010; Assistant Secretary of all of the
                                                                Pioneer Funds from September 2003 to May 2010;
                                                                and Vice President and Senior Counsel of
                                                                Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)            Since 2010. Serves at the     Fund Governance Director of Pioneer since        None
Assistant Secretary               discretion of the Board.      December 2006 and Assistant Secretary of all
                                                                the Pioneer Funds since June 2010; Manager -
                                                                Fund Governance of Pioneer from December 2003
                                                                to November 2006; and Senior Paralegal of
                                                                Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)                 Since 2010. Serves at the     Senior Counsel of Pioneer since May 2013 and     None
Assistant Secretary               discretion of the Board.      Assistant Secretary of all the Pioneer Funds
                                                                since June 2010; and Counsel of Pioneer from
                                                                June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)              Since 2008. Serves at the     Vice President - Fund Treasury of Pioneer;       None
Treasurer and Chief               discretion of the Board.      Treasurer of all of the Pioneer Funds since
Financial                                                       March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                                          March 2004 to February 2008; and Assistant
of the Trust                                                    Treasurer of all of the Pioneer Funds from
                                                                March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)             Since 2002. Serves at the     Director - Fund Treasury of Pioneer; and         None
Assistant Treasurer               discretion of the Board.      Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Municipal High Income Trust | Annual Report | 4/30/15 43

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                            Other Directorships
Position Held with the Trust     Length of Service           Principal Occupation                              Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)               Since 2002. Serves at the   Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer              discretion of the Board.    Pioneer; and Assistant Treasurer of all of the
                                                             Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)            Since 2009. Serves at the   Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer              discretion of the Board.    Pioneer since November 2008; Assistant Treasurer
                                                             of all of the Pioneer Funds since January 2009;
                                                             and Client Service Manager - Institutional
                                                             Investor Services at State Street Bank from March
                                                             2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)             Since 2010. Serves at the   Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer         discretion of the Board.    the Pioneer Funds since March 2010; Chief
                                                             Compliance Officer of Pioneer Institutional Asset
                                                             Management, Inc. since January 2012; Chief
                                                             Compliance Officer of Vanderbilt Capital
                                                             Advisors, LLC since July 2012; Director of
                                                             Adviser and Portfolio Compliance at Pioneer since
                                                             October 2005; and Senior Compliance Officer for
                                                             Columbia Management Advisers, Inc. from October
                                                             2003 to October 2005
----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)             Since 2006. Serves at the   Director - Transfer Agency Compliance of Pioneer  None
Anti-Money Laundering            discretion of the Board.    and Anti-Money Laundering Officer of all the
Officer                                                      Pioneer funds since 2006
----------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Municipal High Income Trust | Annual Report | 4/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19384-09-0615

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit services provided to the Trust were totaled approximately $40,803 payable to Deloitte & Touche
LLP for the year ended April 30, 2015 and $38,581 were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended April 30, 2015 and $9,650 were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $9,876 payable to Deloitte & Touche LLP for the year ended April 30,
2015 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended April 30, 2015 and $9,650 were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,876 payable to Deloitte & Touche LLP for the year ended
April, 2015 and $17,781 were paid to the former auditor, Ernst & Young LLP for the year ended April 30,
2014.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2015. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
David Eurkus         Other Registered Investment                     $2,046,351
                     Companies                                  3                                    N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Jonathan Chirunga    Other Registered                                $2,046,351
                     Investment Companies                       3                                    N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital Municipal Bond Index and Barclays Capital High Yield Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2015 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
David Eurkus                 A
---------------------------  ---------------------
Jonathan Chirunga            A
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015

By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 26, 2015

* Print the name and title of each signing officer under his or her signature.